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                                                                   EXHIBIT 10.56

CONFIDENTIAL TREATMENT REQUESTED

              AMENDMENT NUMBER 2 TO INTERACTIVE MARKETING AGREEMENT

               This Amendment Number 2 to Interactive Marketing Agreement (this "Second Amendment") dated as of April 1, 2001 (the "Second Amendment Date"), is by and between America Online, Inc. ("AOL"), a Delaware corporation, with offices at 22000 AOL Way, Dulles, Virginia 20166, and Autoweb.com ("MP" or "Autoweb"), a Delaware corporation, with offices at 3270 Jay Street, Santa Clara, California 95054, and shall amend that certain Interactive Marketing Agreement dated June 30, 1999, by and between AOL and MP (the "Original Agreement"), as amended by that certain Amendment Number 1 to Interactive Marketing Agreement, by and between AOL and MP (the "First Amendment") (the Original Agreement as amended by the First Amendment is hereinafter referred to as the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

                                  INTRODUCTION

                1. The Parties have reviewed the performance of the relationship created pursuant to the Agreement and have now desire to amend the relationship further in accordance with the Terms of this Second Amendment.

                2. Except as specifically amended by this Second Amendment, the Parties desire that the Agreement remain in full force and effect.

                                      TERMS

A.      CARRIAGE.

        A.1 AMENDMENT OF CARRIAGE PLAN. Exhibit A of the Agreement as amended by Section L.1. of the First Amendment is hereby further amended to provide that in lieu of the Promotions set forth herein, the Promotions to be provided from and after the Second Amendment Date in accordance therewith shall be as set forth on Exhibit A of this Second Amendment.

        A.2 IMPRESSIONS COMMITMENT. The first sentence of Section 1.2 of the Agreement as amended by Section L.2. of the First Amendment is hereby further amended to provide that the Impression Commitment, during the Initial Term, as set forth in the First Amendment, shall be reduced to an amount equal to the sum of (i) the Impressions delivered by AOL under the Agreement prior to the Second Amendment Date, and (ii) [**] Impressions.

        A.3 FIXED PLACEMENT. The Agreement, as amended by the First Amendment, is hereby further amended by adding the following at the end of the second sentence of Section L.3(a):

                "Notwithstanding the attainment of the minimum Delivery Number, until MP shall deliver the notice required under Section L.3(c) below, AOL shall continue the placements designated on Exhibit A as "Product Page Impressions" as a permanent placement; provided that notwithstanding the foregoing, MP agrees and acknowledges that the [**] Product Page Impressions shall not be permanent and shall be subject to replacement. In addition, as of May 1, 2001, MP agrees and acknowledges that the [**] Product Page Impressions Promotions shall not be permanent and shall be subject to replacement."

**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.


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B.      PAYMENTS.

        B.1 GUARANTEED PAYMENT. The portion of Guaranteed Payment as set forth in Section M.3(b) of First Amendment, which would otherwise be payable by MP to AOL, but which has not been paid to AOL by MP as of the Second Amendment Date, is hereby amended and the amount payable with respect to such unpaid portion of guaranteed payment set forth in such Section M.3(b) shall be reduced by substituting in lieu thereof of a guaranteed payment of [**] Dollars ($**), which shall payable by MP to AOL as follows: [**]Dollars ($**) shall be payable on each of [**] (each a "Payment Date")

C. EXHIBIT A. Exhibit A identified in and attached to this Second Amendment is incorporated into the Agreement and are hereby made a part of this Second Amendment.

D. EFFECT ON AGREEMENT. Except as specifically amended by this Second Amendment, the Agreement remains in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]


**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.


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               In witness whereof, the Parties have executed this Second
Amendment as of the date written hereinabove.

AMERICA ONLINE, INC.

By:        /s/
           --------------------------------------

Name:
           --------------------------------------

Title:
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AUTOWEB.COM, INC.

By:        /s/ Jeffrey Schwartz
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Name:      Jeffrey Schwartz
           --------------------------------------

Title:
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**Confidential treatment has been requested with respect to certain information contained in this document. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.


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